UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 9, 2014

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

001-32630

(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Profits Interest Incentive Plans

On January 9, 2014, each of Black Knight Financial Services, LLC (“BKFS”) and ServiceLink Holdings, LLC (“ServiceLink” and together with BKFS, the “Operating Subsidiaries”), each an indirect subsidiary of Fidelity National Financial, Inc. (“FNF”), adopted a 2013 Management Incentive Plan (each, the “Profits Interest Plan”) that provides for the grant of equity interests in BKFS or ServiceLink, respectively, to employees and managers of BKFS, ServiceLink and their subsidiaries, as applicable. Each equity interest is intended to qualify as a “profits interest” in the applicable Operating Subsidiary for U.S. federal income tax purposes and will only have value to the extent the equity value of each Operating Subsidiary increases beyond the value at issuance. The equity interests are represented by a total of 11,111,111 Class B Units of BKFS reserved for the issuance of awards under the BKFS Profits Interest Plan and 11,111,111 Class B Units of ServiceLink reserved for the issuance of awards under the ServiceLink Profits Interest Plan. The Class B Units generally vest over a period of three years, subject to the continued service of the awardee, and are subject to the terms and conditions of the Profits Interest Plan and the Amended and Restated Limited Liability Company Agreement of the applicable Operating Subsidiary. In connection with the adoption of the Profits Interest Plans, a Form of Unit Grant Agreement was approved pursuant to which the Operating Subsidiaries may grant the profits interests from time to time. Awards may be subject to conditions and restrictive covenants.

The foregoing description of the BKFS Profits Interest Plan, the ServiceLink Profits Interest Plan and the Forms of Unit Grant Agreement is qualified entirely by reference to the full text of the applicable plans and award agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and the material terms of which are incorporated by reference to this Item 5.02.

Synergy Incentive Plans

On January 9, 2014, each of BKFS and ServiceLink also adopted an Incentive Plan pursuant to which employees and other individuals providing services to the Operating Subsidiaries and/or their respective subsidiaries may earn cash bonuses based on, among other things, cost savings achieved between July 15, 2013 and December 31, 2015. Bonuses will be earned and paid on a quarterly basis, starting with the quarter ending on March 31, 2014. The Boards of Directors or Compensation Committees of BKFS or ServiceLink have the final authority to determine whether a specific amount will qualify as cost savings under the applicable plan. The aggregate amount of the combined bonus pool under the Incentive Plans for both Operating Subsidiaries ranges from $0 to $95 million based on achieving cost savings of between $100 million and $350 million as determined on a sliding scale. No bonuses will be payable unless annual cost savings is in excess of $100 million.

The foregoing description of the BKFS Incentive Plan and the ServiceLink Incentive Plan is qualified entirely by reference to the full text of the applicable plans, which are attached hereto as Exhibit 10.5 and 10.6, respectively, and the material terms of which are incorporated by reference to this Item 5.02.

Employment Agreements with William P. Foley, II

On January 10, 2014, FNF entered into an Amended and Restated Employment Agreement with Mr. William P. Foley, II. Also on January 10, 2014, BKFS I Management, Inc. (“BKFS I Management”)

and BKFS II Management, Inc. (“BKFS II Management”), in each case on behalf of the Operating Subsidiaries, entered into employment agreements with Mr. Foley, pursuant to which he will serve as Chairman of each entity.

Under Mr. Foley’s previous employment agreement with FNF, he was paid an annual base salary of $850,000. Under the new Amended and Restated Employment Agreement with FNF, Mr. Foley will be paid an annual base salary of $425,000 and under the new employment agreements with BKFS and ServiceLink, Mr. Foley will be paid an annual base salary of $212,500, respectively. Mr. Foley’s total combined annual incentive bonus opportunity will not increase. The agreements also provide for certain benefits generally available to the entities’ other employees and contain certain restrictive covenants.

Each of the employment agreements provides for certain payments upon various termination events, such as by the respective company other than for cause or by Mr. Foley for good reason. The three employment agreements each contain cross-termination provisions under which a termination for any reason under any one of the three agreements shall constitute termination under the others for the same reason.

The foregoing description of Mr. Foley’s employment agreements with FNF, BKFS I Management, and BKFS II Management is qualified entirely by reference to the full text of the applicable agreements, which are attached hereto as Exhibits 10.7, 10.8, and 10.9, respectively, and the material terms of which are incorporated by reference to this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Black Knight Financial Services, LLC 2013 Management Incentive Plan

10.2	ServiceLink Holdings, LLC 2013 Management Incentive Plan

10.3	Form of Black Knight Financial Services, LLC Unit Grant Agreement

10.4	Form of ServiceLink Holdings, LLC Unit Grant Agreement

10.5	Black Knight Financial Services, LLC Incentive Plan

10.6	ServiceLink Holdings, LLC Incentive Plan

10.7	Amended and Restated Employment Agreement between Fidelity National Financial, Inc. and William P. Foley, II

10.8	Employment Agreement between BKFS I Management, Inc. and William P. Foley, II

10.9	Employment Agreement between BKFS II Management, Inc. and William P. Foley, II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2014

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Black Knight Financial Services, LLC 2013 Management Incentive Plan

10.2	ServiceLink Holdings, LLC 2013 Management Incentive Plan

10.3	Form of Black Knight Financial Services, LLC Unit Grant Agreement

10.4	Form of ServiceLink Holdings, LLC Unit Grant Agreement

10.5	Black Knight Financial Services, LLC Incentive Plan

10.6	ServiceLink Holdings, LLC Incentive Plan

10.7	Amended and Restated Employment Agreement between Fidelity National Financial, Inc. and William P. Foley, II

10.8	Employment Agreement between BKFS I Management, Inc. and William P. Foley, II

10.9	Employment Agreement between BKFS II Management, Inc. and William P. Foley, II